                                                                    EXHIBIT 10.1

                           RED MAN PIPE & SUPPLY CO.
                           INCENTIVE STOCK PLAN 1997

                                   SECTION 1
                                   ---------
                                   PREAMBLE
                                   --------

     Red Man Pipe & Supply Co., an Oklahoma corporation (the "Company"), hereby establishes the Red Man Pipe & Supply Co. Incentive Stock Plan 1997 (the "Plan") as a means whereby the Company may, through awards of stock options and restricted stock:

     A. Provide Officers, Directors and key employees who have substantial responsibilities for the direction and management of the Company and its Subsidiaries with additional incentive to promote the success of the business of the Company and its Subsidiaries;

     B.    Enable such employees to acquire equity interests in the Company; and

     C. Enable the Company to attract and retain the services of key employees upon whose judgment and effort the successful conduct of its operations is largely dependent.

     Except as specifically provided herein, the provisions of the Plan do not apply to or affect any option or stock appreciation right hereafter granted under any other plan of the Company or any Subsidiary, and all such options, stock appreciation rights or stock issued thereunder continue to be governed by and subject to the applicable provisions of the plan or agreement under which they were granted.


                                   SECTION 2
                                   ---------
                                  DEFINITIONS
                                  -----------

     2.01 "Administrator" shall mean the Board of Directors or the Compensation Committee as defined in Paragraph 2.08 of this Section 2.

     2.02 "Award" shall mean a grant of an Option or the award of Restricted Stock under the Plan.

     2.03 "Award Agreement" shall mean an agreement between the Company and a Participant which evidences the grant of an Option and/or the award of Restricted Stock to a Participant and sets forth the terms and conditions of such Option and/or Restricted Stock.

     2.04 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.05 "Code" means the Internal Revenue Code of 1986, as it exists now and as it may be amended from time to time.

     2.06 "Common Stock" means the Class A Common Stock of the Company, one cent ($0.01) par value per share.

     2.07 "Company" means Red Man Pipe & Supply Co., an Oklahoma corporation, and any successor thereto.

     2.08 "Compensation Committee" means the committee appointed by the Board of Directors to administer the Plan; provided, however, unless a majority of the members of the Board determines otherwise: (i) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3 under the Exchange Act, which Committee shall administer the Plan with respect to eligible Participants who are subject to Section 16(b) of the Exchange Act; and (ii) the Committee shall be constituted in a manner that satisfies the

                                       1
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requirements of Section 162(m) of the Code, which Committee shall administer the
Plan with respect to "covered employees" as defined in Section 162(m) of the Code.

     2.09  "Director(s)" means a member or members of the Board.

     2.10 "Disability" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     2.11 "Exchange Act" means the Securities Exchange of 1934, as it exists now or from time to time may hereafter be amended.

     2.12 "Fair Market Value" means for the relevant day:

     A. If shares of Common Stock are listed or admitted to unlisted trading privileges on any national or regional securities exchange, the last reported sale price on the composite tape of that exchange on the day Fair Market Value is determined.

     B. If trading of the Common Stock is not reported on a stock exchange, Fair Market Value will be determined by the Board in its discretion, based upon the best available data.

     2.13 "Incentive Stock Option" or "ISO" means an Option that complies with the terms and conditions set forth in Section 422 of the Code and is designated as an ISO at the time of its grant.

     2.14 "Officer" means a corporate officer of the Company or any Subsidiary or affiliate of the Company.

     2.15 "Option" means the right of a Participant to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

     2.16 "Option Date" means the date upon which an Option is granted, or Restricted Stock is awarded, to a Participant under the Plan.

     2.17 "Option Price" means the price per share at which an Option may be exercised.

     2.18 "Participant" means an individual to whom an Option or Restricted Stock has been granted under the Plan.

     2.19 "Plan" means the Red Man Pipe & Supply Co. Incentive Stock Plan 1997 herein and as from time to time amended.

     2.20 "Restricted Stock" means Common Stock awarded to a Participant pursuant to the Plan and subject to the restrictions contained or authorized in
Section 7 hereof.

     2.21 "Securities Act" means the Securities Act of 1933, as it exists now or from time to time may be hereafter be amended.

     2.22 "Subsidiary" means any corporation or other entity of which the majority voting power or equity interest is owned directly or indirectly by the Company.

     2.23  "Termination of Employment" means:

     A. With respect to an employee, when the employee's employment relationship with the Company and all of its Subsidiaries is terminated, regardless of any severance arrangements. A transfer

                                       2
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           from the Company to a Subsidiary or affiliate of the Company or
           Subsidiary, or vice versa, is not a termination of employment for purposes of the Plan;

     B. With respect to an Officer or Director, when such individual is no longer serving as an Officer or Director of the Company or any of its Subsidiaries.

     2.24  "Rules of Construction"

     A. Governing Law: The construction and operation of the Plan are governed by the laws of the State of Oklahoma.

     B. Undefined Terms: Unless the context requires another meaning, any term not specifically defined in the Plan has the meaning given to it by the Code.

     C. Headings: All headings in the Plan are for reference only and are not to be utilized in construing the Plan.

     D. Gender: Unless clearly appropriate, all nouns of either gender refer indifferently to persons of either gender and the neuter.

     E. Singular and Plural: Singular terms refer also to the plural and vice versa.

     F. Severability: If any provision of the Plan is determined to be illegal or invalid for any reason, the remaining provisions shall continue in full force and effect and shall be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

                                   SECTION 3
                                   ---------
                           STOCK SUBJECT TO THE PLAN
                           -------------------------

     Five Thousand (5,000) shares of the Company's Class A Common Stock have been reserved for issuance under this Plan. Options may be:

     A.    Incentive Stock Options;

     B.    Other forms of statutory stock options; or

     C.    Non-statutory (non-qualified) options.

                                   SECTION 4
                                   ---------
                                ADMINISTRATION
                                --------------

     The Plan shall be administered by the Board of Directors, or it may delegate all or part of the duties under the Plan to the Compensation Committee, subject to such conditions and limitations as the Board may establish. In addition to any other powers set forth in this Plan, the Administrator has the exclusive authority:

     A. To construe and interpret the Plan, and to remedy any ambiguities or inconsistencies therein;

     B. To establish, amend and rescind appropriate rules and regulations relating to the Plan;

     C. Subject to the express provisions of the Plan, to determine the individuals who will receive Awards of Options and/or Restricted Stock, the times when they will receive them, the number of shares to be subject to each Award and the Option Price, payment terms, payment method and expiration date applicable to each Award;

                                       3
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     D.    To contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Awards of Options and/or Restricted Stock;

     E. Generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Awards of Options and/or Restricted Stock as it may deem necessary or advisable;

     F. To determine the form in which tax withholding under the Plan will be made; and

     G. To amend the Plan or any Option or Restricted Stock granted or awarded hereunder as may be necessary in order for any business combination involving the Company to qualify for pooling-of-interest treatment under APB No. 16.

                                   SECTION 5
                                   ---------
                             ELIGIBLE PARTICIPANTS
                             ---------------------

     Subject to the provisions of the Plan, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are Officers, Directors and key employees of the Company or any Subsidiary who shall be in a position, in the opinion of the Administrator, to make contributions to the growth, management, protection and success of the Company and its Subsidiaries. In making any such selection and in determining the form of Award, the Administrator may give consideration to the functions and responsibilities of the person, to the person's contributions to the Company and its Subsidiaries, the value of the individual's service to the Company and its Subsidiaries and such other factors deemed relevant by the Administrator.

                                   SECTION 6
                                   ---------
                        TERMS AND CONDITIONS OF OPTIONS
                        -------------------------------

     The Administrator may, in its discretion, grant Options to any Participant under the Plan. Each Option shall be evidenced by a written agreement between the Company and the Participant. Unless the Administrator at the time of grant specifically designates Options granted under the Plan as Incentive Stock Options, all Options granted under the Plan shall be non-statutory options.
Each Option agreement, in such form as is approved by the Administrator, shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan as the Administrator may deem appropriate:

     A. Option Period: Each Option granted under the Plan shall be for such period as is established by the Board, except that each ISO shall expire no later than ten (10) years after the Option Date. Where Options are exercisable in installments, the right to purchase any shares shall be cumulative, so that when the right to purchase any shares has matured, such shares may be purchased thereafter until the expiration of the Option. The Board shall have the power to accelerate the exercisability of installments for any Option granted under the Plan.

     B. Option Price: At the time when the Option is granted, the Administrator will fix the Option Price; provided, however, that the Option price shall be no less than the Fair Market Value on the Option Date.

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     C.    Incentive Stock Options: ISO's may only be granted to employees of the Company or of a Subsidiary. No more than five thousand (5,000) shares of the Company's Class A Common Stock may be issued upon the exercise of ISO's granted under this Plan and no ISO may be granted under the Plan after the tenth (10th) anniversary of the date the Plan is approved by the shareholders of the Company. The aggregate Fair Market Value (determined as of the Option Date of the ISO) of the Common Stock with respect to which ISO's are first exercisable by a Company or Subsidiary employee during any calendar year under all Option Plans of the Company shall not exceed One Hundred Thousand Dollars ($100,000). An ISO granted to an employee who, at the time the ISO is granted, owns Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or a Subsidiary thereof, shall have an exercise price equal to not less than one hundred ten percent (110%) of the Fair Market Value on the Option Date. Notwithstanding any other provision of this Plan, an ISO shall not be transferable or assignable otherwise than by will or the laws of descent and distribution. Any Participant who disposes of shares acquired upon the exercise of an ISO either (i) within two (2) years after the Option Date of the Option under which the shares were acquired, or
           (ii) within one (1) year after the acquisition of such shares shall notify the Company of such disposition and of the amount realized. Failure by a Participant to so notify the Company of such a disposition of shares shall entitle the Company to treat the shares of Common Stock issued to such Participant as void ab initio or to recover from the Participant the greater of the value of the shares disposed of as of the date of disposition or the value of the shares disposed of as of the date the Company learns of such disposition from either (i) any amounts due to such Participant from the Company or a Subsidiary, or (ii) otherwise. The Company may, at its discretion, place a legend noting the possible consequences of a Participant's failure to provide such disposition notice on shares of Common Stock delivered upon the exercise of an ISO.

     E. No person shall have any rights of a shareholder with respect to any shares to be delivered upon the exercise of an Option until such time as such Option is validly exercised.

                                   SECTION 7
                                   ---------
                TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS
                -----------------------------------------------

     The Administrator may grant Restricted Stock to any Participant under the Plan, the purchase price of which shall be established by the Administrator, which purchase price may be financed by the Company on terms established by the Administrator. Each grant of Restricted Stock shall be evidenced by an Award Agreement between the Company and the Participant. All shares of Common Stock awarded to Participants under the Plan as Restricted Stock shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate:

     A. Restrictions on Transfer: Shares of Restricted Stock awarded to Participants shall contain such restrictions on transfer as the Board may determine in its sole discretion. Except as may be

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           permitted under Section 11 of the Plan, shares of Restricted Stock awarded to Participants may not be sold or transferred before such restrictions on transfer lapse, and may only be pledged to the Company or any Subsidiary to satisfy any obligations that the Participant may have to the Company or the Subsidiary with respect to the acquisition of such shares of Restricted Stock. Subject to the provisions of subparagraphs B and C below and any other restrictions imposed by law, the certificates for any shares of Restricted Stock, the restrictions on which have lapsed, will be transferred to the Participant, or in the event of his death, to the beneficiary or beneficiaries designated by writing filed by the Participant with the Board for such purpose or, if none, to his estate. Delivery of shares in accordance with the preceding sentence shall be made within the thirty (30) day period after such restrictions shall lapse.

     B. Certificates Deposited with Company: Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited with the Company. Each such certificate shall bear the following (or a similar) legend:

               "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) relating to Restricted Stock contained in the Red Man Pipe & Supply Co. Incentive Stock Plan 1997 and an agreement entered into between the registered owner and Red Man Pipe & Supply Co. Copies of such Plan and Agreement are on file at the principal office of Red Man Pipe & Supply Co."

     C. Shareholder Rights: Subject to the foregoing restrictions, each Participant shall have all the rights of a shareholder with respect to his shares of Restricted Stock, including, but not limited to, the right to vote such shares.

     D. Dividends: On each Common Stock dividend payment date, each Participant shall receive an amount equal to the dividend paid on that date on a share of Common Stock, multiplied by his number of shares of Restricted Stock.

                                   SECTION 8
                                   ---------
                        MANNER OF EXERCISE OF OPTIONS;
                        ------------------------------
                         DEFERRAL OF RECEIPT OF SHARES
                         -----------------------------

     To exercise an Option in whole or in part, a Participant (or, after his death, his executor or administrator) or his assignee (as contemplated in
Section 11 hereof) must give written notice to the Administrator, or the person designated by the Administrator, stating the number of shares with respect to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Option Price may be paid:

     A.    In cash;

     B. In shares of Common Stock held by the Participant, his executor, administrator or assignee, and having an aggregate Fair Market Value, as determined as of the close of business on the day on which such Option is exercised, equal to the Option Price;

     C. If permitted by the Administrator, a promissory note in the amount of the Option Price, which note shall provide for full personal liability of the maker and shall contain such other terms and provisions as the Administrator may determine, including without limitation the right to repay the note partially or wholly with Common Stock;

     D. If authorized by the Administrator in the Award Agreement for the Option being exercised, by delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay for all Common Stock acquired through such exercise and any tax withholding obligations resulting from such exercise;

     E. If authorized by the Administrator in the Award Agreement for the Option being exercised, by the withholding by the Company, pursuant to a written election delivered by the Participant, his executor, administrator or assignee, to the Administrator on or prior to the date of exercise, from the shares of Common Stock issuable upon any exercise of the Option that number of shares having a Fair Market Value as of the close of business on the day on which such Option is exercised equal to such Option Price;

     F. As authorized by the Administrator in the Award Agreement for the Option being exercised, by a combination of such methods.

                                   SECTION 9
                                   ---------
                                    VESTING
                                    -------

     A Participant may not exercise an Option until it has become vested. The portion of an Option Award that is vested depends upon the vesting restrictions, if any, established by the Administrator for such Option at the time of its grant and the period that has elapsed since the Option Date.

                                  SECTION 10
                                  ----------
              ADJUSTMENTS TO REFLECT CHANGES IN CAPITAL STRUCTURE
              ---------------------------------------------------

     If there is any change in the corporate structure or shares of the Company, adjustments will be made as necessary to prevent accretion, or to protect against dilution, in the number and kind of shares authorized by the Plan and, with respect to outstanding Options and/or Restricted Stock, in the number and kind of shares covered thereby and in the applicable Option Price. For the purpose of this Section 10, a change in the corporate structure or shares of the Company includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, spin-off, reorganization or liquidation and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

                                  SECTION 11
                                  ----------
                 NON-TRANSFERABILITY OF OPTIONS AND RESTRICTED
                 ---------------------------------------------
               STOCK; LIMITED EXCEPTION TO TRANSFER RESTRICTIONS
               -------------------------------------------------

A. Unless otherwise expressly provided in this Section 11, by applicable law or by any Award Agreement, as the same may be amended, evidencing the grant or award of Restricted Stock or Options, Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. Awards shall be exercised only by the person to whom such Awards were

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     granted or awarded (a "Recipient") and amounts payable or shares issuable pursuant to Awards shall be delivered only to or for the account of a Recipient.

B. Except as precluded by any applicable law, the Administrator may permit Awards to be transferred to and exercised by and paid to certain persons or entities related to the Recipient, including but not limited to members of the Recipient's immediate family (parents, grandparents, children, grandchildren, spouse, siblings), charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of the Recipient's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Administrator, pursuant to such conditions and procedures as the Administrator may establish. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration other than nominal consideration.

C. The exercise and transfer restrictions in this Section 11 shall not apply to:

     (1)  Transfers to the Company;

     (2) The designation of a beneficiary to receive benefits in the event of the Recipient's death or, if the Recipient has died, transfers to or exercise by the Recipient's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

     (3)  Transfers pursuant to a domestic relations order;

     (4) If the Recipient has suffered a disability, permitted transfers or exercises on behalf of the Recipient by his or her legal representative; or

     (5) The authorization by the Administrator of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Administrator.

D. In the event of a transfer of an Award pursuant to Subsection B or C of this Section 11, the Recipient will remain liable for any taxes (including withholding and social security taxes) due upon or as a consequence of the exercise of or lapse of any restrictions in respect of an Award and neither the Company nor the Administrator shall have any obligation to provide notice to a transferee of any event or information that has, will or could in any way affect an Award or its exercise.

                                  SECTION 12
                                  ----------
                             RIGHTS AS SHAREHOLDER
                             ---------------------

     No person shall have any rights of a shareholder as to shares of Common Stock subject to an Award under the Plan until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Upon exercise of the Award or any portion thereof, the Company will have thirty
(30) days in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the

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record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

                                  SECTION 13
                                  ----------
                                WITHHOLDING TAX
                                ---------------

     Upon the exercise of an Option, or the lapse of restrictions on Restricted Stock, requiring tax withholding, the Participant will be required to pay to the Company for remittance to the appropriate taxing authorities an amount necessary to satisfy the employee's portion of federal, state and local taxes, if any, incurred by reason of the exercise of an Option or the lapse of such restrictions. A Participant may elect to have any tax withholding obligation incurred upon the exercise of or lapse of restrictions in respect of an Award satisfied by payment of cash by the Participant, by the withholding of cash otherwise due the Participant, or, except in the case of ISO's, by the withholding of shares of Common Stock issuable upon such occurrence and having an aggregate Fair Market Value on the day prior to the day of exercise or lapse sufficient to satisfy the applicable tax withholding requirement; provided, however, that if the Participant elects to have shares of Common Stock withheld from the shares deliverable upon such exercise or lapse, a Participant's election must be delivered to the Administrator in writing on or prior to the date of exercise of the Options or lapse of restrictions with respect to Restricted Stock.

                                  SECTION 14
                                  ----------
                           TERMINATION OF EMPLOYMENT
                           -------------------------

     In the event of a Participant's Termination of Employment, the following rules shall apply:

     A. Resignation in order to assume employment, approved by the Company's Chief Executive Officer, with a governmental, charitable or educational institution, or business entity affiliated with the
          Company: When a Participant resigns to assume employment, approved by the Company's Chief Executive Officer, with a governmental, charitable or educational institution, or business entity in which the Company has an equity interest, the Administrator may (i) authorize the continuation of Options granted or Restricted Stock awarded prior to termination as if the Participant were still employed by the Company and (ii) permit the exercise of such Options or lapse of restrictions in respect of Restricted Stock during periods after such Termination of Employment, but not beyond the original expiration date of the Option. Such actions will not be authorized to the extent they would cause outstanding ISO's to be considered to have been modified for purposes of Section 424(h) of the Code. Unless the Administrator determines otherwise, termination of such approved employment, except to rejoin the Company or accept other employment which would qualify under this Paragraph A, or divestiture by the Company of its equity interest in such business entity, shall be treated as a termination of employment pursuant to Paragraphs B, C or D of this Section 14.

     B. Termination of Employment for any reason other than death, disability or resignation for approved employment pursuant to Paragraph A of this
          Section 14: Any Option or Restricted Stock shall expire forthwith; provided, however, that with the approval of the Board evidenced by a writing signed by an executive officer of the Company other than the Participant, unvested Options may be accelerated to vest immediately; any Options exercisable at the time of such termination may be exercised up to a date after such termination that is determined by the Board, but not exceeding five
          (5) years from the date of such termination and not beyond the date the Option otherwise would have expired in accordance with the Award Agreement evidencing such Option and/or the restrictions on Restricted Stock may be eliminated so that such Restricted Stock is free of such restrictions at the time of Termination of Employment and not forfeited upon such Termination of Employment.

     C. Death of a Participant: A Participant's estate or beneficiaries shall have a period up to the later of one (1) year after the Participant's death or the expiration date specified in the Award Agreement within which to exercise the Option; provided, however, in the case of ISO's, the Participant's estate or beneficiaries may exercise an Option only until the expiration date specified in the Award Agreement. Any Option may be immediately exercised in full by the Participant's estate or beneficiaries. In the event the Participant's estate is closed with exercisable Options then unexercised, the rights under this Paragraph shall pass by will or the laws of descent and distribution. In the case of Restricted Stock, the restrictions on such Restricted Stock shall be deemed to have lapsed immediately before such Participant's death.

     D. Disability of a Participant: In the event of a Participant's Disability during employment, the Participant, or his or her guardian or legal representative, shall have a period up to the expiration date specified in the Award Agreement within which to exercise the Option. In the case of Restricted Stock, the restrictions on such Restricted Stock shall be deemed to have lapsed immediately before the Termination of Employment of such Participant.

                                  SECTION 15
                                  ----------
                            NO RIGHT TO EMPLOYMENT
                            ----------------------

     Participation in the Plan will not give any Participant a right to be retained as an employee of the Company or any Subsidiary, or any right or claim to any benefit under the Plan, unless the right to claim has specifically accrued under the Plan.

                                  SECTION 16
                                  ----------
                             AMENDMENT OF THE PLAN
                             ---------------------

     Except as provided in this Section 16, the Board may amend, modify, suspend or discontinue this Plan for the purpose of meeting any changes in legal requirements or for nay other purpose permitted by law. Except for any adjustments pursuant to Section 10, the Board may not:

     A. Increase the maximum number of shares that may be issued under the Plan; or

     B. Decrease the exercise price with respect to any Option previously granted.

The Board may from time to time amend or revise the terms of the Plan in whole or in part and may, without limitation, adopt any amendment deemed necessary.

                                  SECTION 17
                                  ----------
                                    NOTICE
                                    ------

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Administrator, if so required under the Plan, and otherwise to the Chairman of the Board or to the Chief Executive Officer of the Company, and shall become effective when it is received by the office of such Administrator, Chairman or the Chief Executive Officer.

                                  SECTION 18
                                  ----------
                    COMPANY BENEFIT AND COMPENSATION PLANS
                    --------------------------------------

     Nothing contained in the Plan shall prevent any Participant prior to death, or the Participant's dependents or beneficiaries after the Participant's death, from receiving, in addition to any Options or Restricted Stock provided for under the Plan, any salary, incentive or performance plan Awards, payments under a Company retirement plan or other benefits that may be otherwise payable or distributable to such Participant, or to the Participant's dependents or beneficiaries under any other plan or policy of the Company or otherwise. To the extent permitted by law, grants of Options or awards of Restricted Stock under the Plan may be made in combination with, or as alternatives to, grants, Awards or payments under other Company plans.

                                  SECTION 19
                                  ----------
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     No person shall at any time have a right to be selected as a Participant in the Plan, nor having been selected as a Participant for one Award, to be selected as a Participant for any other Award, and no person shall have any authority to enter into any agreement assuring such selection or making any warranty or representation with respect thereto. A Participant shall have no rights to or interest in any Option or Restricted Stock except as set forth therein.

                                  SECTION 20
                                  ----------
                                 UNFUNDED PLAN
                                 -------------

     Insofar as it provides for grants of Options and Awards of Restricted Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are or may become entitled to Common Stock under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Common Stock, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board be deemed to be a trustee of any Common Stock issuable or deliverable under the Plan. Any liability of the Company to a Participant with respect to a grant of Options or award of Restricted Stock under the Plan shall be based solely upon any contractual obligations that may be created by the Plan or an Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

                                  SECTION 21
                                  ----------
                             SHAREHOLDER APPROVAL
                             --------------------

     Continuance of the Plan, and the validity of any Options granted or Restricted Stock awarded under the Plan, shall be subject to approval by the shareholders of the Company of the Plan within twelve (12) months after the date the Plan is adopted by the Board.

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

                                  SECTION 22
                                  ----------
                      CONDITIONS UPON ISSUANCE OF SHARES
                      ----------------------------------

     An Option shall not be exercisable, a share of Common Stock shall not be issued pursuant to the exercise of an Option, and restrictions on Restricted Stock awarded shall not lapse until such time as the Plan has been approved by the shareholders of the Company and unless the Award of Restricted Stock, exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                                  SECTION 25
                                  ----------
                    EFFECTIVE DATE AND TERMINATION OF PLAN
                    --------------------------------------

A. Effective Date: The Plan is effective as of the date of its adoption by the Board, subject to its approval by the Shareholders of the Company, pursuant to Section 21 hereof.

B. Termination of the Plan: The Board may terminate the Plan at any time with respect to any shares that are not then subject to Options or Restricted Stock. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Options or Restricted Stock awarded before termination.


     The undersigned, being the duly elected Secretary of Red Man Pipe & Supply Co., does hereby certify that the foregoing Red Man Pipe & Supply Co. Incentive Stock Plan 1997 was approved by the Board of Directors as of the 15th day of December, 1997, and by the shareholders of Red Man Pipe & Supply Co. on the 15th day of December, 1997.


                              /s/ BETTY J. KETCHUM
                              ___________________________________
                              Secretary

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